                                                                    (EXHIBIT 23)

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our reports dated February 9, 1999, included in this Form 10-K, into the Company's previously filed Registration Statement File Nos. 2-57646, 33-11117, 33-32527, 33-38133, 33-41374, 33-50438, 33-51447, 33-61335, 33-62283, 333-01667,
333-02137, 333-24869, 333-47583, 333-62661, and 333-75235

                                          ARTHUR ANDERSEN LLP

New York, N.Y.
March 29, 1999